UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2004

___________________________________________

DOGS INTERNATIONAL

(Exact name of registrant as specified in charter)

____________________________________________

Nevada	333-84568	90-0006843
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

408 S. Daytona
Flagler Beach, Florida	32136
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (386) 439-4006

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

        On August 27, 2004, the NASD appended our OTC:BB trading symbol with an "E" as a result of the delinquency in filing of our 2nd quarter report on Form 10-QSB. We will be ineligible for quotation and removal from the OTC:BB in 30 calendar days if the NASD does not receive information indicating that we are current in our public reporting obligations pursuant to Rule 6530. We are working towards filing our quarterly report prior to the expiration of the above referenced 30 day period.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                            DOGS INTERNATIONAL

                                                                                                                            By: /s/Rosemary Williams

                                                                                                                                  Rosemary Williams, President

Date: August 31, 2004